UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ______

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      November 14, 2005 (November 11, 2005)
                      -------------------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                 0-23340                51-0332317
             --------                 -------                ----------
         (State or other            (Commission             (IRS Employer
           jurisdiction             File Number)        Identification Number)
         of incorporation


    105 Westpark Drive, Suite 200, Brentwood, Tennessee         37027
    ---------------------------------------------------         -----
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     (a) On November 11, 2005, America Service Group Inc. (the "Company") received, as expected, a notification from the Listing Qualifications Department of Nasdaq indicating that due to the Company's failure to file its Quarterly Report on Form 10-Q for the three months ended September 30, 2005 ("Third Quarter 2005 10-Q") with the Securities and Exchange Commission ("SEC"), the Company is not in compliance with Nasdaq requirements for continued listing set forth in Marketplace Rule 4310(c)(14). Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the SEC, as required by the Securities Exchange Act of 1934, as amended. The Company will appeal the Nasdaq staff's determination by timely requesting a hearing before a Nasdaq Listing Qualifications Panel (the "Panel"), thereby staying the potential delisting of the Company's common stock pending the issuance of a Panel decision. As part of the hearing with the Panel, the Company will request an exception that would allow the continued listing of the Company's common stock on Nasdaq until the Company files its Third Quarter 2005 10-Q with the SEC. Effective as of the opening of business on November 15, 2005, the Company's common stock will continue to be traded on Nasdaq under the temporary trading symbol ASGRE. There can be no assurance that the Panel will grant the Company's request for an exception that would allow the continued listing of the Company's common stock on Nasdaq until the Company is in compliance with Marketplace Rule 4310(c)(14).

     The Company issued a press release disclosing that it received a notice of potential delisting from Nasdaq due to the late filing of its Third Quarter 2005 10-Q as described above. A copy of the press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

                 99.1      Press Release dated November 14, 2005.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICA SERVICE GROUP INC.



Date: November 9, 2005                   By: /s/ Michael W. Taylor
                                             -----------------------------------
                                             Michael W. Taylor
                                             Senior Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1     Press Release dated November 14, 2005